UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ENERGOUS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

3590 North First Street, Suite 210

San Jose, California 95134

April 13, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Energous Corporation to be held at 11:00 a.m., local time, on Thursday, May 19, 2016, at the Company’s corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California.

We look forward to your attending either in person or by proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of 2016 Annual Meeting and Proxy Statement. Please give this material your careful attention.

Very truly yours,

Stephen R. Rizzone
President and Chief Executive Officer

ENERGOUS CORPORATION

3590 North First Street, Suite 210

San Jose, California 95134

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 19, 2016

To the Stockholders of Energous Corporation:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Energous Corporation, a Delaware corporation, will be held on Thursday, May 19, 2016 at 11:00 a.m., local time, at the Company’s corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California, for the following purposes:

1.	To elect the six nominees to the Board of Directors nominated by the Board of Directors.

2.	To approve the amendment and restatement of the 2013 Equity Incentive Plan, which would increase the number of shares reserved for issuance thereunder by 2,150,000 shares, among other changes described in this proxy statement; and to re-approve individual award limits and performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code.

3.	To approve the amendment and restatement of the 2014 Non-Employee Equity Compensation Plan, which would increase the number of shares reserved for issuance thereunder by 350,000 shares, among other changes described in this proxy statement.

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2016.

5.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 5, 2016, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. If you plan to attend the annual meeting and you require directions, please call us at (408) 963-0200.

By Order of the Board of Directors,

Stephen R. Rizzone
President and Chief Executive Officer

San Jose, California

April 13, 2016

PROXY STATEMENT

 i

3590 North First Street, Suite 210

San Jose, California 95134

PROXY STATEMENT

The Board of Directors (the “Board”) of Energous Corporation (the “Company,” “Energous,” “we,” “us” or “our”) is providing these materials to you in connection with Energous’ annual meeting of stockholders. The annual meeting will take place on Thursday, May 19, 2016, 11:00 a.m., local time, at the Company’s corporate headquarters located at 3590 North First Street, Suite 210, San Jose, California. This proxy statement and the accompanying notice and form of proxy are expected to be first sent to stockholders on or about April 13, 2016.

GENERAL INFORMATION

Why am I receiving these materials?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. The proxy statement includes information that we are required to provide you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is a proxy?

Our Board of Directors is asking for your proxy. This means you authorize persons selected by us to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	the Proxy Statement for the annual meeting;

•	a proxy card for the annual meeting; and

•	the 2015 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2015.

What items will be voted on at the annual meeting?

There are four proposals scheduled to be voted on at the annual meeting:

•	the election of the nominees to the Board nominated by our Board of Directors;

1

•	the approval of the amendment and restatement of the 2013 Equity Incentive Plan, which would increase the number of shares reserved for issuance thereunder by 2,150,000 shares, among other changes described in this proxy statement; and to re-approve individual award limits and performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code;

•	the approval of the amendment and restatement of the 2014 Non-Employee Equity Compensation Plan, which would increase the number of shares reserved for issuance thereunder by 350,000 shares, among other changes described in this proxy statement; and

•	the ratification of the Audit Committee’s appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Board of Directors is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

Our Board of Directors recommends that you vote your shares:

•	FOR the nominees to the Board of Directors;

•	FOR the approval of the amendment and restatement of the 2013 Equity Incentive Plan, which would increase the number of shares reserved for issuance thereunder by 2,150,000 shares, among other changes described in this proxy statement; and to re-approve individual award limits and performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code;

•	FOR the approval of the amendment and restatement of the 2014 Non-Employee Equity Compensation Plan, which would increase the number of shares reserved for issuance thereunder by 350,000 shares, among other changes described in this proxy statement; and

•	FOR the ratification of the Audit Committee’s appointment of Marcum as our independent registered public accounting firm for 2016.

Who can attend the annual meeting?

Admission to the annual meeting is limited to:

•	stockholders as of the close of business on April 5, 2016;

•	holders of valid proxies for the annual meeting; and

•	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date.

2

When is the record date and who is entitled to vote?

The Board of Directors set April 5, 2016 as the record date. All record holders of Energous common stock as of the close of business on that date are entitled to vote. Each share of common stock is entitled to one vote. As of the record date, there were 16,538,474 shares of common stock outstanding.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of Energous stock is reflected directly on the books and records of our transfer agent, Wells Fargo Shareowner Services. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to ownership records for the registered shares. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

How do I vote?

You may vote by any of the following methods:

•	In person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the meeting. If you hold shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares.

•	By mail. Stockholders of record may vote by signing and returning the proxy card provided.

•	By phone or via the Internet. You may vote by proxy, by phone or via the Internet by following the instructions provided in the accompanying proxy card or the voting instruction card provided.

•	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided to you by your bank or broker.

If you have any questions or require voting assistance, please contact our proxy solicitation agent, Kingsdale Shareholder Services, toll-free at 1-888-518-6799, Fax toll free 1-866-545-5580 (or 1-416-867-2272 for callers outside North America), or by e-mail at contactus@kingsdaleshareholder.com.

How can I change or revoke my vote?

You may change or revoke your vote as follows:

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Energous Corporation c/o Secretary at 3590 North First Street, Suite 210, San Jose, California 95134 or by submitting another vote on or before May 18, 2016.

3

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal 1”), the approval of the amendment and restatement of the 2013 Equity Incentive Plan (“Proposal 2”) and the approval of the amendment and restatement of the 2014 Non-Employee Equity Compensation Plan (“Proposal 3”) are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2 and 3.

The ratification of the appointment of Marcum as our independent registered public accounting firm for 2016 (“Proposal 4”) is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 4.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business at the annual meeting. This is called a quorum.

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

•	Proposal 1, Election of Directors. The nominees receiving the highest number of votes will be elected as directors.

•	Proposal 2, Approval of the Amended and Restated 2013 Equity Incentive Plan. Approval of the amendment and restatement of the 2013 Equity Incentive Plan will be considered obtained if a majority of the votes of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

4

•	Proposal 3, Approval of the Amended and Restated 2014 Non-Employee Equity Compensation Plan. Approval of the amendment and restatement of the 2014 Non-Employee Equity Compensation Plan will be considered obtained if a majority of the votes of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

•	Proposal 4, Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s appointment of Marcum as our independent registered public accounting firm for 2016 will be approved if a majority of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not counted as votes cast on any proposal considered at the annual meeting and, therefore, will have no effect on the proposals regarding the election of directors, the approval of the amendment and restatement of the 2013 Equity Incentive Plan and the approval of the amendment and restatement of the 2014 Non-Employee Equity Compensation Plan. We expect no broker non-votes on the appointment of Marcum as our independent registered public accounting firm for 2016, and abstentions will have no effect on this proposal.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email. We have engaged Kingsdale Shareholder Services (“Kingsdale”) as our proxy solicitation agent and will pay fees of approximately $16,500 to Kingsdale plus certain out-of-pocket expenses to assist us with the solicitation of proxies.

Where can I find the voting results of the annual meeting?

We will announce voting results in a Form 8-K filed with the SEC within four business days following the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2017 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2017 annual meeting of stockholders must be received no later than December 14, 2016. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3590 North First Street, Suite 210, San Jose, California 95134.

5

Requirements for Stockholder Proposals to Be Brought Before the 2017 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2017 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2017 annual meeting of stockholders, must be delivered to the Company’s Secretary at 3590 North First Street, Suite 210, San Jose, California 95134 not earlier than the close of business on January 19, 2017 and not later than the close of business on February 18, 2017. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2017 annual meeting of stockholders.

6

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 5, 2016 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•	each executive officer included in the Summary Compensation Table below;

•	each of our executive officers and directors;

•	each person nominated to become director; and

•	all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Energous Corporation at 3590 North First Street, Suite 210, San Jose, California 95134. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of common stock issuable by us to a person pursuant to options and restricted stock units which may be exercised within 60 days after April 5, 2016 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentage of common stock outstanding as of April 5, 2016 is based upon 16,538,474 shares outstanding on that date.

7

		Shares		Number of
		Underlying		Shares
Name and Address of Beneficial		Options and		Beneficially	Percentage
Owner	Common Stock	RSUs		Owned	of Class

Directors and Executive Officers

Martin Cooper	10,743	-		10,743	*
John R. Gaulding	18,813	19,013	(1)	37,826	*
Robert J. Griffin	4,803	25,979	(2)	30,782	*
Rex S. Jackson	4,803	15,768	(3)	20,571	*
Cesar Johnston	45,490	-		45,490	*
Michael Leabman	87,245	199,639	(4)	286,884	1.7%
Stephen R. Rizzone	83,963	560,292	(5)	644,255	3.8%
Brian Sereda	818	-		818	*
Directors and Executive Officers as a group (8 persons)	256,678	820,690		1,076,550	6.2%

Five Percent Stockholders

DvineWave Holdings LLC (6)	1,649,812	-		1,649,812	10.0%
AWM Investment Company, Inc. (7)	1,471,919	-		1,471,919	8.9%

*	Less than one percent.

(1)	Includes 19,013 shares issuable upon the exercise of stock options that are currently exercisable or become exercisable within 60 days of the record date.

(2)	Includes 25,979 shares issuable upon the exercise of stock options that are currently exercisable or become exercisable within 60 days of the record date.

(3)	Includes 15,768 shares issuable upon the exercise of stock options that are currently exercisable or become exercisable within 60 days of the record date.

(4)	Includes 199,639 shares issuable upon the exercise of stock options that are currently exercisable or become exercisable within 60 days of the record date.

8

(5)	Includes (i) 61,557 shares issuable pursuant to restricted stock units and (ii) 498,735 shares issuable upon the exercise of stock options that are currently exercisable or become exercisable within 60 days of the record date.

(6)	DvineWave Holdings LLC was formed by the parents of Mr. Leabman to make an investment in the Company when it was founded. DvineWave Irrevocable Trust dated December 12, 2012 is the manager of DvineWave Holdings LLC. Gregory Tamkin, the trustee of the DvineWave Irrevocable Trust, has sole voting and investment power with respect to the entity’s shares of common stock. The address is for DvineWave Holdings LLC is 1400 Wewatta Street, Suite 400, Denver, CO 80202. This information has been obtained from Amendment No. 1 to Schedule 13G filed by Gregory Tamkin with the SEC on February 12, 2016.

(7)	AWM Investment Company, Inc., a Delaware corporation (“AWM”), is the investment adviser to Special Situations Cayman Fund, L.P., Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P., which collectively own the 1,471,919 shares reported hereunder. As the investment adviser to such funds, AWM has the sole power to vote or to direct the vote, and the sole power to dispose or to direct the disposition, of all 1,471,919 shares. The principal address of AWM is 527 Madison Avenue, Suite 2600, New York, NY 10022. This information has been obtained from Amendment No. 1 to Schedule 13G filed by AWM with the SEC on February 11, 2016.

9

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six members. Upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, the Board of Directors has nominated the six current directors for election at the Annual Meeting to hold office until the next annual meeting of stockholders and the election of their successors.

Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. The Board of Directors knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE NOMINEES LISTED BELOW

The following table sets forth the nominees to be elected at the 2016 Annual Meeting, the year such director was first elected as a director, and the positions currently held by each director with us.

Nominee’s or Director’s Name	Year First Became Director	Position with the Company
Stephen R. Rizzone	2013	President, Chief Executive Officer and Director
Michael Leabman	2012	Chief Technology Officer and Director
Martin Cooper	2015	Director
John R. Gaulding	2014	Chairman of the Board of Directors
Robert J. Griffin	2014	Director
Rex S. Jackson	2014	Director

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board of Directors to conclude that such director or nominee should serve on the Board.

Stephen R. Rizzone, age 67, joined the Company as President, Chief Executive Officer and a Director in October 2013. Mr. Rizzone also served as chairman of the Board of Directors from October 2013 to February 2015. Mr. Rizzone has more than 45 years of executive management, marketing, sales and entrepreneurial experience in the data communications hardware, networking hardware and software, silicon and optical components markets. Prior to joining the Company, Mr. Rizzone served as Chief Executive Officer and chairman of the board of directors of Active Storage, Inc. from June 2011 until December 2012 and as the Chief Executive Officer and chairman of the board of directors of Communicado, Inc. from April 2006 to September 2009. Mr. Rizzone previously served as member of the board of directors of Katzkin Leather from June 2011 to November 2013 and the Los Angeles Regional Technology Alliance (LARTA) from February 2009 to November 2011. Mr. Rizzone holds a BA in Public Administration from California State University at Fullerton. Mr. Rizzone’s extensive industry, executive and board experience position him well to serve as our Chief Executive Officer and a member of our board of directors.

10

Michael Leabman, age 43, founded the Company in October 2012 and became the Company’s Chief Technology Officer in October 2013. Mr. Leabman has been a member of the Company’s Board of Directors since its founding and served as the Company’s President, Chief Financial Officer, Treasurer and Secretary until October 2013. From September 2010 to September 2013, Mr. Leabman served as President of TruePath Wireless, a service provider and equipment provider in the broadband communications industry. Mr. Leabman served on the board of directors of TruePath Holdings from 2010-2013. From 2008 to 2010, Mr. Leabman served as Chief Technology Officer for DataRunway Inc., a wireless communication company providing broadband internet to airlines. Mr. Leabman received both his Bachelor of Science degree and Master of Engineering degree in electrical engineering from the Massachusetts Institute of Technology. Mr. Leabman’s extensive knowledge of the Company, its technology and the consumer and commercial electronics industry position him well for service on our board of directors.

Martin Cooper, age 87, joined the Company’s Board of Directors in July 2015. Since January 2008, Mr. Cooper has served as Chairman of Dyna, LLC, a new business incubator and developer located in Del Mar, California. Mr. Cooper has over 60 years of experience in the wireless business in which time he has served on numerous boards of directors, participated in the creation of the cellular industry, and contributed to the technology of radio spectrum management. Mr. Cooper previously served as Corporate Director of Research and Development at Motorola and led a team credited with having conceived and created the first portable cellular telephone. Mr. Cooper also previously founded ArrayComm, a software firm specializing in antenna technologies for mobile phones and wireless Internet connectivity. Mr. Cooper is a member of the National Academy of Engineering and serves on the Federal Communications Commission Technology Advisory Council and the United States Department of Commerce Spectrum Management Advisory Committee. Mr. Cooper has been awarded the National Academy of Engineering’s Draper Prize, the Marconi Prize, and is an IEEE Centennial Medal awardee and Prince of Asturias Laureate awardee. Mr. Cooper holds a Bachelors of Science degree and a Masters of Science degree in Electrical Engineering from the Illinois Institute of Technology. Mr. Cooper’s extensive historical engagement in the formation and development of the cellular industry and his scientific and managerial background position him well to serve on our board of directors.

John R. Gaulding, age 70, joined the Company’s Board of Directors in March 2014 and became chairman of the Board of Directors in February 2015. Since July 1996, Mr. Gaulding has been a private investor and business consultant in the fields of strategy and organization. Mr. Gaulding is a Co-Founder and Director Emeritus of Sage Partners, an advisory firm providing counsel on strategy and corporate governance issues. He is also Chairman Emeritus of Dominican University of California where he served for 7 years as Chairman and 16 years as a Trustee. From 1996-1999 and again from 2001 to the present, Mr. Gaulding has been an independent director of Monster, Worldwide (NYSE:MWW), where he chaired the Corporate Governance and Nominating Committee for ten years and now chairs the Audit Committee. From 2002-2012, he served as a Director for Yellow Media, Inc. (TSE:Y) where he also chaired the Corporate Governance and Nominating Committee and the Compensation Committee. Mr. Gaulding’s extensive corporate board experience includes ANTs Software, Inc. where he was lead director and Chairman of the Audit Committee, and ORTEL (NASDAQ:ORTL), a high–technology manufacturer of electro-optical devices used in the telecommunications industry. In addition, he served as the executive Chairman and CEO of National Insurance Group, Inc. (NASDAQ:NAIG). Mr. Gaulding has also served as non-executive Chairman of Novo Media, Inc., one of the first digital agencies, sold to BCOM3 and in the same capacity with GetMeIn, a secondary ticketing agency headquartered in London and sold to Ticketmaster. Finally, he was a founding director of the popular in-airport wine lounge, Vino Volo. Mr. Gaulding’s industry experience includes 15 years as a corporate officer, serving as Vice-President for Corporate Strategy and Development for Pacific Telesis Group, President and CEO for Pacific Bell Yellow Pages, and President and CEO for ADP Claims Solutions Group. Mr. Gaulding holds a BS in Engineering from UCLA, an MBA with honors from the University of Southern California, and an honorary Doctor of Laws from Dominican University of California. Mr. Gaulding’s extensive executive and managerial experience position him well to serve as a member of our Board of Directors.

11

Robert J. Griffin, age 49, joined the Company’s Board of Directors in February 2014. Mr. Griffin is the Founder and Chief Executive Officer of Griffin International Companies, a Minneapolis-based retail sales and marketing firm. Since founding Griffin International Companies in 1997, Mr. Griffin has led the expansion of the company’s business across three continents and secured the license of brands and technologies from a number of large, well known companies. Prior to founding Griffin International Companies, Mr. Griffin spent 6 years at Best Buy Co. in various management roles. Mr. Griffin holds a BA in Economics from Gustavus Adolphus College. Mr. Griffin’s extensive executive leadership experience and his in-depth knowledge of the retail industry and technology licensing make him well qualified to serve on our board of directors.

Rex S. Jackson, age 56, joined the Company’s Board of Directors in March 2014. Since March 2016, Mr. Jackson has served as the chief financial officer of Rocket Fuel Inc. (NASDAQ:FUEL), a programmatic marketing platform provider in the advertising technology industry. Mr. Jackson has also served as a director of EMCORE Corporation (NASDAQ:EMKR) since December 2015. Mr. Jackson previously served as Executive Vice President and Chief Financial Officer of JDS Uniphase Corporation (“JDSU”) (NASDAQ:JDSU), a provider of network and service enablement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers, from January 2013 to September 2015, and led the successful effort to split JDSU into two separate public companies. Mr. Jackson joined JDSU in January 2011 as senior vice president, Business Services, with responsibility for several corporate functions, including Information Technology, where he drove significant operational improvements. Prior to JDSU, Mr. Jackson served as executive vice president and chief financial officer at Symyx Technologies from 2007 to 2010, where he had responsibility for finance, legal, IT and other corporate functions and where he led the company’s acquisition of MDL Information Systems and subsequent merger with Accelrys. Mr. Jackson also previously served as acting CFO at Synopsys and held executive positions with Avago, AdForce and Read-Rite. Mr. Jackson holds a B.A. degree from Duke University and earned his J.D. from Stanford University Law School. Mr. Jackson’s accounting and financial expertise, general business acumen and significant executive leadership experience position him well to make valuable contributions to our board of directors.

12

INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers:

Name	Age	Position
Stephen R. Rizzone	67	President, Chief Executive Officer and Director
Michael Leabman	43	Chief Technology Officer and Director
Brian Sereda	55	Vice President and Chief Financial Officer
Cesar Johnston	52	Senior Vice President of Engineering

Stephen R. Rizzone is discussed above under Information Concerning Directors and Nominees for Director.

Michael Leabman is discussed above under Information Concerning Directors and Nominees for Director.

Brian Sereda joined the Company as Chief Financial Officer in July 2015. Prior to joining the Company, Mr. Sereda held senior finance positions in leading technology companies ranging from semiconductor equipment, software and consumer electronics and with extensive experience in corporate finance, capital markets and M&A. From 2011 through 2015 he was CFO of ActiveVideo, a developer of a software platform that enables managed service operators such as cable companies and telcos, to virtualize functions and deliver pay-TV services from the Cloud. During his tenure, he was involved in the settlement of a major IP litigation award to the Company, implemented restructurings and processes to streamline operations as the Company grew, and oversaw the eventual acquisition by Arris Group and Charter Communications in April 2015. Previously he was CFO for Virage Logic, a NASDAQ-listed, leading provider of semiconductor intellectual property from 2008 to 2010 (acquired by Synopsis). Prior to Virage, he was CFO for Proxim Wireless from 2006 to September 2008. Mr. Sereda received an MBA from St. Mary's College of California and a BSBA from Simon Fraser University in Vancouver, B.C., Canada.

Cesar Johnston joined the Company as Senior Vice President of Engineering in July 2014. Prior to joining the Company, Mr. Johnston had various management roles at Marvell Semiconductor from March 2006 until September 2013, including Vice President of Engineering for Wireless Connectivity since May 2010. At Marvell, he was responsible for development of Wi-Fi, Bluetooth, FM and NFC silicon products. Mr. Johnston was the Senior Director Engineering for Wi-Fi VLSI and Hardware development at Broadcom from January 2004 until March 2006. Mr. Johnston is a recognized pioneer in the development of wireless technologies, and he has been responsible for the introduction of multiple first-of generations of SISO and MIMO wireless products. Mr. Johnston is a Senior Member of the IEEE. Mr. Johnston received both a Bachelor of Science and Master of Science in Electrical Engineering from NYU Polytechnic School of Engineering and is listed as either inventor or co-inventor on 18 issued patents.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

The Board of Directors has determined that each of Mr. Cooper, Mr. Gaulding, Mr. Griffin and Mr. Jackson is an independent director within the meaning of the director independence standards of The NASDAQ Stock Market (“NASDAQ”). Furthermore, the Board has determined that all of the members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent within the meaning of the director independence standards of NASDAQ and the rules of the SEC applicable to each such committee.

13

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally scheduled following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any non-independent directors and are led by the Chairman of the Board of Directors, John R. Gaulding, who is independent.

Board Leadership Structure

The Board does not have a general policy regarding the separation of the roles of Chairman and Chief Executive Officer. The Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. The Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business and other relevant factors. Considering these factors, the Company has determined to have a Chief Executive Officer and a separate Chairman of the Board. The Board believes that having an independent Chairman enhances the opportunity that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of the Company. Mr. Rizzone serves as the Company’s Chief Executive Officer and Mr. Gaulding serves as the Chairman of the Board.

Policy Governing Security Holder Communications with the Board of Directors

Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chairman of the Board, as a representative of the entire Board of Directors or to the individual director or directors, in each case, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Policies Regarding Director Nominations

The Board of Directors has adopted a policy concerning director nominations, a copy of which is available at www.energous.com. Set forth below is a summary of certain provisions of this policy.

Director Qualifications

The Corporate Governance and Nominating Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and the current composition and needs of the Board of Directors.

14

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board of Directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Corporate Governance and Nominating Committee does not have a formal policy concerning the diversity of the Board of Directors. All candidates for director nominee must have time available to devote to the activities of the Board of Directors. The Corporate Governance and Nominating Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominees who do not meet all of these criteria may still be considered for nomination to the Board of Directors, if the Corporate Governance and Nominating Committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for selecting nominees for election to the Board of Directors by the stockholders. The Board of Directors delegates the selection process to the Corporate Governance and Nominating Committee, with the expectation that other members of the Board of Directors, and of management, may be requested to take part in the process as appropriate. Generally, the Corporate Governance and Nominating Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by other directors or stockholders or through such other methods as the Corporate Governance and Nominating Committee deems appropriate. Once candidates have been identified, the Corporate Governance and Nominating Committee confirms that the candidates meet the qualifications for director nominees established by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the Corporate Governance and Nominating Committee deems to be helpful in the evaluation process. The Corporate Governance and Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Corporate Governance and Nominating Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors. The Corporate Governance and Nominating Committee also recommends candidates for the Board of Directors’ appointments to the standing committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders

The policy of the Corporate Governance and Nominating Committee is to consider properly submitted stockholder recommendations for director candidates. To submit a recommendation to the Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

15

•	the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder’s beneficial owner, if any;

•	the class and number of shares of our equity that are owned beneficially and held of record by such stockholder and such beneficial owner including all “synthetic equity instruments” (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

•	a description of the material terms of any agreements, arrangements or understandings (whether or not in writing) entered into between such stockholder or such beneficial owner and any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class of our equity;

•	the name of the individual recommended for consideration as a director nominee;

•	why such recommended candidate meets our criteria and would be able to fulfill the duties of a director;

•	how the recommended candidate meets applicable independence requirements established by the SEC and NASDAQ;

•	the recommended candidate’s beneficial ownership in our securities;

•	any relationships between the recommended candidate and us which may constitute a conflict of interest; and

•	all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board of Directors and elected.

Recommendations must be sent to the Chairperson of the Corporate Governance and Nominating Committee, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. The Secretary must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing directors to the Board of Directors, the Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (1) the close of business on the 60th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to the Corporate Governance and Nominating Committee. Once the Corporate Governance and Nominating Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board of Directors.

16

Policy Governing Director Attendance at Annual Meetings of Stockholders

While we do not have a formal policy governing director attendance at our annual meeting of stockholders, we do encourage our directors to attend. All of our directors then serving on the Board of Directors attended our 2015 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have in place a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors, officers and employees. The code of ethics is designed to deter wrongdoing and promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics; and

•	accountability for adherence to the Code of Ethics.

A current copy of the Code of Ethics is available at www.energous.com. A copy may also be obtained, free of charge, from us upon a request directed to Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics by posting such information on our website available at www.energous.com and/or in our public filings with the SEC.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Our bylaws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board and that the Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors to eliminate any vacancies. The number of directors currently fixed by our Board of Directors is six.

Our Board of Directors met eight times during the year ended December 31, 2015. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors on which he served during 2015. The Board of Directors currently has standing Compensation, Audit and Corporate Governance and Nominating Committees. The Board of Directors and each standing committee retains the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by the Board of Directors. A copy of each committee charter is available at www.energous.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as each committee determines.

17

The following table sets forth the current members of each standing committee of the Board:

Corporate
Governance
Name	Audit	Compensation	and Nominating
John R. Gaulding	x	Chair
Robert J. Griffin	x	x	Chair
Rex S. Jackson	Chair		x

Committees

Audit Committee. Our Audit Committee consists of Mr. Gaulding, Mr. Griffin and Mr. Jackson. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the NASDAQ director independence standards and applicable rules of the SEC for audit committee members. The Board of Directors has elected Mr. Jackson as Chairperson of the Audit Committee and has determined that he qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information. The Audit Committee (1) reviews, monitors and reports to the Board of Directors on the adequacy of the Company’s financial reporting process and system of internal controls over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) in consultation with management, periodically reviews the adequacy of the Company’s disclosure controls and procedures and approves any significant changes thereto, (4) provides the audit committee report for inclusion in our proxy statement for our annual meeting of stockholders and (5) recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met seven times in 2015.

Compensation Committee. Our Compensation Committee presently consists of Mr. Gaulding and Mr. Griffin, each of whom is a non-employee director as defined in Rule 16b-3 of the Exchange Act. The Board of Directors has also determined that each member of the Compensation Committee is also an independent director within the meaning of NASDAQ’s director independence standards. Mr. Gaulding serves as Chairperson of the Compensation Committee. The Compensation Committee (1) discharges the responsibilities of the Board of Directors relating to the compensation of our directors and executive officers, (2) oversees the Company’s procedures for consideration and determination of executive and director compensation, and reviews and approves all executive compensation, and (3) administers and implements the Company’s incentive compensation plans and equity-based plans. The Compensation Committee met seven times in 2015.

The Compensation Committee engaged Compensia, Inc., a nationally recognized independent compensation consultant, to provide competitive benchmarking and recommendations regarding the design, form and amount of the Company’s compensation arrangements with our Chief Executive Officer, including advice regarding the terms of the employment agreement with Mr. Rizzone entered into in April 2015. At the Compensation Committee’s request, the consultant does not provide any services to our Company other than the assistance it provides to the Committee. The consultant reports directly to the Committee on all work assignments from the Committee. The Committee has assessed the independence of Compensia, Inc. pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Compensia, Inc. from serving as an independent consultant to the Committee.

18

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of Mr. Griffin and Mr. Jackson. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director within the meaning of the NASDAQ director independence standards and applicable rules of the SEC. Mr. Griffin serves as Chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee (1) recommends to the Board of Directors persons to serve as members of the Board of Directors and as members of and chairpersons for the committees of the Board of Directors, (2) considers the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assists the Board of Directors in evaluating the performance of the Board of Directors and the Board committees, (4) advises the Board of Directors regarding the appropriate board leadership structure for the Company, (5) reviews and makes recommendations to the Board of Directors on corporate governance and (6) reviews the size and composition of the Board of Directors and recommends to the Board of Directors any changes it deems advisable. The Corporate Governance and Nominating Committee met once in 2015.

Compensation Committee Interlocks and Insider Participation

John R. Gaulding and Robert J. Griffin served on the Compensation Committee in 2015. None of the directors who served on the Compensation Committee in 2015 served as one of our employees in 2015 or has ever served as one of our officers. During 2015, none of our executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on our Board of Directors or Compensation Committee.

Role of the Board of Directors in Risk Oversight

The Board of Directors administers its risk oversight function directly and through the Audit Committee. The Board of Directors and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

19

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of John R. Gaulding, Robert J. Griffin and Rex S. Jackson. None of the current or former members of the Audit Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by The NASDAQ Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and has discussed them with both management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with Marcum their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered and discussed the compatibility of non-audit services provided by Marcum with that firm’s independence.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:

Rex S. Jackson, Chair
John R. Gaulding
Robert J. Griffin

20

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary, incentive quarterly performance bonuses and long-term equity compensation in the form of stock options and restricted stock units. We believe successful long-term Company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries.

The following table sets forth information concerning the compensation earned by the individual that served as our Principal Executive Officer during 2015 and our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during 2015 (collectively, the “named executive officers”):

Summary Compensation Table for 2015

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)	All Other Compensation ($)	TOTAL ($)

Stephen R. Rizzone	2015	365,00	322,140	4,102,165	(3)	-	-	4,789,305
Chief Executive Officer	2014	263,654	132,720	-		1,667,784	-	2,064,158

Brian Sereda	2015	117,468	82,280	1,129,839	(4)	-	-	1,329,586
Vice President and Chief Financial Officer	2014	-	-	-		-	-	-

Cesar Johnston	2015	250,000	175,483	440,785	(5)	-	-	886,268
Senior Vice President of Engineering	2014	121,314	23,008	1,356,000	(6)	-	-	1,500,321

(1)	The amounts shown in this column indicate the grant date fair value of RSUs granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K.

(2)	The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K.

(3)	$2,427,788 of this amount is attributable to grants of restricted stock units and $1,674,377 of this amount is attributable to a grant of performance share units under the Company’s 2015 Performance Share Unit Plan (the “Performance Share Plan”) approved by the Company’s stockholders in May 2015 that only become earned upon the Company’s achievement of certain pre-specified levels of market capitalization during the applicable performance period as outlined in the Performance Share Plan. See “Performance Share Unit Awards” below for further detail.

21

(4)	$962,400 of this amount is attributable to a grant of restricted stock units and $167,439 of this amount is attributable to a grant of performance share units under the Performance Share Plan approved by the Company’s stockholders in May 2015 that only become earned upon the Company’s achievement of certain pre-specified levels of market capitalization during the applicable performance period as outlined in the Performance Share Plan. See “Performance Share Unit Awards” below for further detail.

(5)	$105,910 of this amount is attributable to a grant of restricted stock units and $334,875 of this amount is attributable to a grant of performance share units under the Performance Share Plan approved by the Company’s stockholders in May 2015 that only become earned upon the Company’s achievement of certain pre-specified levels of market capitalization during the applicable performance period as outlined in the Performance Share Plan. See “Performance Share Unit Awards” for further detail.

(6)	This amount is attributable to grants of restricted stock units.

22

Outstanding Equity Awards at December 31, 2015

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2015.

	Options Awards					Stock Awards
Equity
Incentive
									Equity	Plan
									Incentive	Awards:
									Plan	Market or
									Awards:	Payout
								Market	Number of	Value Of
								Value of	Unearned	Unearned
	Number of	Number of				Number of		Shares or	Shares,	Shares,
	Securities	Securities				Shares or		Units of	Units or	Units or
	Underlying	Underlying				Units of		Stock that	Other	Other Rights
	Unexercised	Unexercised		Option	Option	Stock that		Have Not	Rights That	That Have
	Options (#)	Options (#)		Exercise	Expiration	Have Not		Vested	Have Not	Not Vested
Name	Exercisable	Unexercisable		Price ($)	Date	Vested (#)		($)(1)	Vested (#)(2)	($)(1)
Stephen R. Rizzone	155,075	120,614	(3)	1.68	12/12/23	246,226	(5)	1,947,648	622,715	4,925,676
	279,307	217,239	(4)	6.00	03/27/24	8,180	(6)	64,704

Cesar Johnston						87,500	(7)	692,125	124,543	985,135
						1,636	(6)	12,941

Brian Sereda						120,000	(8)	949,200	62,272	492,572
						818	(6)	6,470

(1)	The market value of unvested and unearned shares of restricted stock and restricted stock units is based on the closing price of our common stock on December 31, 2015 ($7.91).

(2)	Represents the number of shares that would be granted upon the vesting in full of the named executive officers’ unvested performance based restricted stock unit awards, which would occur only if the Company’s market capitalization reached a level of $1.1 billion or greater. See the description of performance share units under “Performance Share Unit Awards” below.

(3)	Represents the unvested portion of an option grant that vests in equal monthly installments through October 2017.

(4)	Represents the unvested portion of an option grant that vests in equal monthly installments through August 2018.

(5)	Represents the unvested portion of a restricted stock unit award that vests in four equal annual installments beginning on February 26, 2016.

(6)	Represents the earned and unvested portion of a performance-based restricted stock unit award. See the description performance share units under “Performance Share Unit Awards” below.

23

(7)	Represents the unvested portions of certain restricted stock unit awards that vest as follows: (a) 75,000 vest in three equal annual installments beginning on July 14, 2016 and (b) 12,500 vest 1/2 on February 16, 2016 and 1/2 on October 22, 2016.

(8)	Represents the unvested portion of a restricted stock unit award that vests in four equal annual installments beginning on July 13, 2016.

Employment Agreements and Change of Control Arrangements

Employment Agreements

The following is a summary of the employment arrangements with our named executive officers.

Stephen Rizzone. We entered into an amended and restated employment agreement with Stephen Rizzone, our President, Chief Executive Officer and Chairman of our Board of Directors, effective January 1, 2015. The employment agreement has an initial term of four years (the “Initial Employment Period”) and provides for an annual base salary of $365,000. Mr. Rizzone is eligible to receive quarterly cash bonuses with a total target amount equal to 100% of his base salary based upon achievement of performance-based objectives established by our Board of Directors. Pursuant to Mr. Rizzone’s previous employment agreement, on December 12, 2013 he was granted a ten year option to purchase 275,689 shares of common stock at an exercise price of $1.68 which vests over four years in 48 equal monthly installments beginning October 1, 2013. In connection with the consummation of our initial public offering, Mr. Rizzone was granted a second option award to purchase 496,546 shares of common stock at an exercise price of $6.00. The second option award vests over the same vesting schedule as Mr. Rizzone’s December 2013 option award.

Pursuant to the employment agreement, Mr. Rizzone received a grant of 639,075 performance share units (the “PSUs”). See the description of the PSUs under “Performance Share Unit Awards below.

The employment agreement provides that if Mr. Rizzone’s employment is terminated due to his death or disability, if Mr. Rizzone’s employment is terminated by the Company without cause or if Mr. Rizzone resigns for good reason, 25% of the shares subject to the option awards described above shall immediately vest and become exercisable, he will have a period of one year post-termination to exercise such options, and if a Liquidation Event (as defined below) shall occur prior to the termination of the option awards described above, 100% of the shares subject to such option awards shall immediately vest and become exercisable effective immediately prior to the consummation of the Liquidation Event. In addition, any outstanding deferred PSUs shall be immediately vested and paid, but any remaining unearned portion of the PSUs shall immediately be canceled and forfeited.

If Mr. Rizzone’s employment is terminated due to his death or disability, Mr. Rizzone’s beneficiaries or estate will be entitled to receive (a) an amount equal to one times the sum of (i) his base salary plus (ii) the target amount of his performance bonus for the year of termination, plus (b) any base salary that as shall have accrued but remain unpaid.

24

If Mr. Rizzone’s employment is terminated by the Company without cause or if he resigns for good reason, the Company shall pay him (a) an amount equal to two times the sum of (i) his base salary plus (ii) the target amount of his performance bonus for the year of termination, payable in substantially equal installments on a payroll period basis during the twenty-four (24) month period immediately following such termination of employment; (b) an amount equal to two years of COBRA premiums based on the terms of Company’s group health plan and Mr. Rizzone’s coverage under such plan as of the date of such termination of employment (regardless of any COBRA election actually made by him or the actual COBRA coverage period under Company’s group health plan), payable in payroll period installments on the same basis as the amount in clause (a) above; and (c) a performance bonus for the year of termination based on actual performance and prorated based on the number of days in the performance year through the date of such termination of employment, payable in cash at the same time bonuses are paid to other employees of Company for such performance year but not later than March 15 of the following year. In addition, any remaining unearned portion of the PSUs shall be immediately canceled and forfeited, and any other outstanding, unvested time-based equity awards other than the option awards described above shall immediately vest to the extent such award was scheduled to vest during the two-year period immediately following such termination of employment.

If Mr. Rizzone resigns without good reason or is terminated by the Company for cause, he will be entitled to his base salary at the rate then in effect up to and through the effective date of his resignation or termination. In addition, upon such termination of employment, all deferred PSUs and any remaining unearned portion of the PSUs shall be immediately canceled and forfeited.

In connection with Mr. Rizzone’s entry into his employment agreement, he also entered into a Non-Competition and Non-Solicitation Agreement with the Company, which prohibits him from competing with the Company and soliciting clients, customers, business partners or employees from the Company for a two-year restricted period in the event of the termination of his employment with the Company for any reason within two years after a transaction resulting in a Liquidation Event (as defined below) or the sale or disposal of all of his ownership interest in the Company. For purposes of Mr. Rizzone’s employment agreement, a Liquidation Event means a merger, acquisition, consolidation or other transaction (other than an equity financing) following which our stockholders prior to such transaction hold less than fifty percent (50%) of our outstanding voting securities of the acquiring or surviving entity, or a sale, license or transfer of all or substantially all of our assets.

Mr. Rizzone is also eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers. Mr. Rizzone is subject to certain restrictive covenants, including non-solicitation of employees, consultants and customers and non-competition each for a period one year following termination of his employment with the Company.

Michael Leabman. We entered into an employment agreement with Michael Leabman, our Chief Technology Officer, effective October 1, 2013. The employment agreement has no specific term and constitutes at-will employment. Mr. Leabman’s current annual base salary is $250,000, and he is eligible for an annual performance based bonus award of up to 20% of his base salary based upon achievement of performance-based objectives established by our Chief Executive Officer and board of directors. Pursuant to Mr. Leabman’s employment agreement, in January 2013, he was granted a ten year option to purchase 57,644 shares of common stock at an exercise price of $2.49 that vested 3/48ths on the date of grant, and will vest 1/48th monthly over the following 45 months. In connection with the consummation of our initial public offering, Mr. Leabman was granted a second option award to purchase 251,474 shares of common stock at an exercise price of $6.00. The second option award vests over the same vesting schedule as Mr. Leabman’s initial option award.

25

If Mr. Leabman’s employment is terminated due to his death or disability, by the Company without cause or if Mr. Leabman resigns for good reason, Mr. Leabman will be entitled to receive (i) one year of his base salary at the rate then in effect, (ii) a performance bonus equal to the total performance bonuses paid to Mr. Leabman in the calendar year immediately preceding Mr. Leabman’s termination or resignation (iii) reimbursement of Mr. Leabman’s cost of COBRA coverage for one year, and (iv) 25% of the options to purchase shares of common stock subject to Mr. Leabman’s option awards described above will vest immediately and become exercisable, and, along with any previously vested and unexercised options, may be exercised by Mr. Leabman within one year following his termination or resignation. However, if a Liquidation Event (as defined above) shall occur within one year of Mr. Leabman’s termination without cause or his resignation for good reason, all of Mr. Leabman’s options to purchase shares of common stock pursuant to the option awards described above will vest immediately and become exercisable.

In addition to those benefits described above, if Mr. Leabman’s employment is terminated by the Company without cause or he resigns for good reason within 18 months of a Liquidation Event (as defined above), all of Mr. Leabman’s options to purchase shares of common stock pursuant to the option awards described above will vest immediately and become exercisable. For purposes of Mr. Leabman’s employment agreement, a Liquidation Event has the same meaning as in Mr. Rizzone’s employment agreement.

If Mr. Leabman resigns without good reason, he will be entitled to his base salary at the rate then in effect up to and through the effective date of his resignation, along with any unreimbursed reasonable, out-of-pocket business expenses incurred by Mr. Leabman in the performance of his duties.

Mr. Leabman is also eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers. Mr. Leabman is subject to certain restrictive covenants, including non-solicitation of employees, consultants and customers and non-competition each for a period one year following termination of his employment with the Company.

Cesar Johnston. Mr. Johnston, our Senior Vice President of Engineering, is employed pursuant to an offer letter dated July 3, 2014. Mr. Johnston’s offer letter provides for a base salary of $250,000, and he is eligible for an annual performance based bonus award of up to 20% of his base salary based upon achievement of performance-based objectives established by our Chief Executive Officer and Board of Directors. Mr. Johnston’s offer letter provided for an initial grant of 100,000 RSUs that vest in four equal annual installments on the first four anniversaries of his start date. Additionally, Mr. Johnston’s offer letter provided for a grant of 20,000 performance based RSUs, which such performance conditions have been achieved. In the event of Mr. Johnston’s death or disability, all vested options that he owns at such time will have an extended expiration date of twelve months from the date of death or effective date of disability. Additionally, Mr. Johnston’s offer letter provides for one year of base salary as severance in the event Mr. Johnston’s relationship is terminated with the Company for any reason other than cause. Additionally, Mr. Johnston’s offer letter provides that if he is terminated following a change in control (other than for cause) before the fourth anniversary of his hire date, he is entitled to be made a consultant to the acquiring company through the fourth anniversary of his hire date at the same total compensation in effect at the time of the acquisition. During this period, the above described RSU awards will continue to vest according to their original schedule.

26

Brian Sereda. Mr. Sereda, our Vice President and Chief Financial Officer, is employed pursuant to an offer letter dated June 17, 2015. Mr. Sereda’s offer letter provides for a base salary of $250,000, and he is eligible for an annual performance based bonus award of up to $187,500 based upon achievement of performance-based objectives established by our Chief Executive Officer and Board of Directors. Mr. Sereda’s offer letter provided for an initial grant of 120,000 RSUs that vest in four equal annual installments on the first four anniversaries of his start date. In the event that Mr. Sereda is terminated within a year after a change in control (other than for cause), all of Mr. Sereda’s unvested restricted stock units will accelerate. Additionally, Mr. Sereda’s offer letter provides for six months of base salary as severance and the continuation of health coverage under COBRA for six months in the event Mr. Sereda’s employment is terminated for any reason other than cause.

Performance Share Unit Awards

In addition to Mr. Rizzone’s award of PSUs pursuant to his employment agreement, each of Mr. Leabman, Mr. Johnston and Mr. Sereda has received an award of PSUs under our 2015 Performance Share Unit Plan. The PSUs, which represent the right to receive shares of common stock, shall be earned based on our achievement of market capitalization growth between the award grant date and the earliest of the award recipient’s separation from service, a Liquidation Event (as defined in the description of Mr. Rizzone’s employment agreement above) and December 31, 2018. If the Company’s market capitalization is $100 million or less, no PSUs will be earned. If the Company reaches a market capitalization of $1.1 billion or more, 100% of the PSUs will be earned. For market capitalization between $100 million and $1.1 billion, the percentage of PSUs earned will be determined on a quarterly basis based on straight line interpolation. PSUs earned as of the end of a calendar quarter will be paid 50% immediately and 50% will be deferred until December 31, 2018 subject to the award recipient’s continued employment with the Company.

Director Compensation

In December 2015, we adopted a non-employee director compensation policy pursuant to which our non-employee directors receive on an annual basis a $50,000 retainer paid in cash and an annual equity award with a value of $75,000. The equity award consists of a restricted stock unit grant made on the first trading day following December 31 of each year covering a number of shares of common stock equal to $75,000 divided by the closing price of our common stock on such date that vests in full on the one year anniversary of grant. The Chairman of the Board, if independent, is granted an additional 25,000 restricted stock units on the first trading day following December 31 of each year that vests in full on the one year anniversary of grant. The Chairman of the Board, lead independent director (if the Chairman of the Board is not independent) and committee members receive additional annual cash compensation as follows:

Chairman of the Board	$50,000
Lead Independent Director:	$25,000
Audit Committee Chair:	$20,000
Audit Committee Member:	$10,000
Compensation Committee Chair:	$15,000
Compensation Committee Member:	$5,000
Corporate Governance and Nominating Committee Chair:	$10,000
Corporate Governance and Nominating Committee Member:	$5,000

27

A director may elect to receive all or any portion of the cash consideration or restricted stock units payable under the non-employee director compensation policy in deferred stock units.

Grants made under the non-employee director compensation policy are made pursuant to the 2014 Non-Employee Equity Compensation Plan. Mr. Rizzone and Mr. Leabman receive no compensation for their service on our Board or Directors.

The following table sets forth information with respect to compensation earned by or awarded to each of our non-employee Directors who served on our Board during the fiscal year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
John R. Gaulding	132,651	332,219		464,870
Martin Cooper	25,000	121,219	130,000	276,219
Robert J. Griffin	71,099	133,719		204,818
Rex S. Jackson	70,549	133,719		204,268
Nicolaos G. Alexopoulos	27,500	50,000		77,500

(1)	The amounts shown in this column indicate the grant date fair value of stock awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited financial statements included in our Annual Report on Form 10-K. The amounts in this column include amounts attributable to grants of restricted stock units and grants of performance stock unit awards under the Performance Share Plan approved by the Company’s stockholders in May 2015 that only become earned upon the Company’s achievement of certain pre-specified levels of market capitalization during the applicable performance period as outlined in the Performance Share Plan. See “Performance Share Unit Awards” above for further detail.

The following table shows the number of shares subject to outstanding option awards, shares subject to outstanding time-based restricted stock unit awards and shares subject to outstanding performance-based restricted stock unit awards held by each non-employee director as of December 31, 2015:

Name	Shares Subject to Outstanding Stock Awards (#)	Shares Subject to Outstanding Stock Option Awards (#)
John R. Gaulding	96,498	19,013
Martin Cooper	45,578	-
Robert J. Griffin	44,911	25,979
Rex S. Jackson	44,911	15,768

(2)	Amount represents the grant date fair value of stock awards granted in the subject year as consulting fees computed in accordance with FASB ASC Topic 718. In connection with his appointment to the Board, Mr. Cooper was required to forfeit the entire unvested portion of the restricted stock unit award he received in connection with his appointment to the Company’s advisory board.

28

PROPOSAL 2—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2013 EQUITY INCENTIVE PLAN; APPROVAL OF CODE SECTION 162(m) MATERIAL TERMS

Overview

We currently maintain the Energous Corporation 2013 Equity Incentive Plan (the “2013 Plan”), which was originally approved by the Board of Directors and stockholders in December 2013, and subsequently amended with the approval of our stockholders in March 2014.

We are asking stockholders to approve the amendment and restatement of the 2013 Plan (the “Amendment and Restatement”), which was adopted by the Board of Directors on April 1, 2016, subject to stockholder approval, and which would, among other things:

•	increase the number of shares available for issuance by 2,150,000, from 2,335,967 shares currently to 4,485,967 shares;

•	add annual individual award limits for non-employee directors;

•	add a more Company-friendly definition of termination for “cause”;

•	add a more robust clawback provision;

•	add a provision explicitly prohibiting the repricing of stock options or stock appreciation rights (“SARs”);

•	specifically prohibit the grant of discounted options or SAR;

•	provide annual limits on awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as required by Code Section 162(m);

•	expand the list of performance criteria upon which awards that are intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) may be based;

•	remove provisions that were only intended to apply prior to the Company’s initial public offering; and

•	extend the expiration date of the plan to May 19, 2026, which is 10 years from the date of the most recent stockholder approval of the plan.

As noted above, we are also asking stockholders to approve individual award limits and business criteria that can be used in establishing performance goals for performance awards granted under the 2013 Plan, in each case as described in this Proposal 2, for purposes of Code Section 162(m).

Under the 2013 Plan, the Company has previously reserved 2,335,967 shares of common stock for issuance to employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time, in the form of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), SARs, restricted stock units (“RSUs”), restricted stock and other types of equity and cash incentive grants.

29

The Board of Directors and the Compensation Committee believe that the 2013 Plan is a key part of the Company’s compensation philosophy and programs. The Bay Area technology market in which we operate is highly competitive for talent at all levels of our organization, and our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

As of March 31, 2016, 204,606 shares of common stock remained reserved for issuance pursuant to awards under the 2013 Plan.

In order to increase the pool of shares available for future equity award grants to continue to operate our compensation program in a manner consistent with past practices and to accommodate anticipated growth, the Board of Directors has adopted, subject to stockholder approval, the Amendment and Restatement, to add 2,150,000 shares of common stock to the pool of shares available for equity awards. The Compensation Committee and the Board of Directors determined this number based on a review of the Company’s historical equity grant practices, the recent trading price of our common stock, and advice from Compensia, the Compensation Committee’s independent compensation consultant. We currently anticipate that if the Amendment and Restatement is approved, the number of shares reserved for awards under the 2013 Plan will be sufficient to cover our equity awards for the next two to three years. Our future burn rate will depend on a number of factors, including the number of participants in the 2013 Plan, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, changes in the compensation practices of our competitors, or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

The Amendment and Restatement will become effective on May 19, 2016, the date of our 2016 Annual Meeting, if approved by our stockholders, and will remain in effect until May 19, 2026, unless terminated earlier by the Compensation Committee. If the Amendment and Restatement is not approved by our stockholders, the Company’s existing compensatory plans, including the current 2013 Plan, will remain in effect in accordance with their terms and the Company may continue to make awards under such plans.

Corporate Governance Aspects of the 2013 Plan

The 2013 Plan, as proposed to be amended by the Amendment and Restatement, has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under any Company clawback policy and all applicable laws requiring the clawback of compensation.

30

•	Forfeiture upon Cause Termination. All plan awards held by a participant may by annulled by the Company upon the participant’s termination for cause.

•	No Discounted Stock Options or SARs. Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•	No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a share, the Company will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

•	Multiple Award Types. The plan permits the issuance of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards and other types of equity and cash grants, subject to the share limits of the Plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Tax-Deductible Awards. The plan contains provisions that are required for future awards to certain covered employees (including cash awards) to be eligible to be deductible under Section 162(m) as “performance-based compensation.”

•	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or unearned performance shares under the 2013 Plan.

•	Independent Oversight. The plan is administered by a committee of independent Board members.

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

Material Features of the 2013 Plan, as Amended by the Amendment and Restatement

The material terms of the 2013 Plan, as amended by the Amendment and Restatement, are summarized below. This summary of the 2013 Plan is not intended to be a complete description of the 2013 Plan, as amended by the Amendment and Restatement, and is qualified in its entirety by the actual text of the 2013 Plan, as amended by the Amendment and Restatement, which is attached as Appendix A to this proxy statement. The proposed changes to the 2013 Plan as a result of the Amendment and Restatement are set forth in Appendix A.

31

Eligibility

Awards may be granted under the 2013 Plan to officers, employees, directors, consultants and advisors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 31, 2016, approximately 60 individuals were eligible to receive awards under the 2013 Plan, including four executive officers and four non-employee directors.

Administration

The 2013 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2013 Plan is 4,485,967 shares, representing 21% of the fully diluted Company common stock outstanding as of March 31, 2016. Up to 4,485,967 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2013 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2013 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2013 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2013 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-employee Directors

The maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $300,000 for each non-employee director other than the Chair of the Board. However, awards granted to non-employee directors upon their initial election to the Board or the board of directors of an affiliate will not be counted towards this limit. Any awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata for purposes of the foregoing limit based on the number of years over which such awards are scheduled to vest.

32

Adjustments

Subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the 2013 Plan and to any outstanding awards, and in the option exercise price, SAR exercise price or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the 2013 Plan.

If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Compensation Committee may unilaterally amend outstanding awards under the 2013 Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Compensation Committee. The Compensation Committee may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

Types of Awards

The 2013 Plan permits the granting of any or all of the following types of awards:

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2013 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

33

•	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2013 Plan and any other terms and conditions determined by the Compensation Committee.

•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period of at least one year. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2013 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Forfeitures

The grant of any award under the 2013 Plan may be contingent upon the participant executing the appropriate award agreement. The Company may retain the right in an award agreement to cause a forfeiture of the gain realized by a participant on account of actions taken by the participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate or any confidentiality obligation with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in the award agreement applicable to the participant. Furthermore, the Company may annul an award if the participant is terminated for cause.

34

Clawback

All awards, amounts or benefits received or outstanding under the 2013 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A participant’s acceptance of an award under the 2013 Plan will be deemed to constitute the participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the participant, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a “change in control” (as defined in the 2013 Plan), outstanding awards under the 2013 plan will remain the Company’s obligation or be assumed by the surviving or acquiring entity, and there will be automatically substituted for our shares then subject to awards the consideration payable with respect to our outstanding shares in connection with the change in control. However, if such consideration is not solely common stock of the acquiror, the Compensation Committee may, with the consent of the acquiror, provide for the consideration to be received upon the exercise or settlement of awards, for each share subject to the award, to consist solely of common stock of the acquiror equal in fair market value to the per share consideration received by our stockholders pursuant to the change in control. If any portion of the consideration may be received by our stockholders pursuant to the change in control on a contingent or delayed basis, the Compensation Committee may determine such fair market value per share as of the time of the change in control on the basis of the Compensation Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any award that is not assumed or continued by the acquiror in connection with the change in control nor exercised or settled as of the change in control will terminate and cease to be outstanding effective as of the time of the change in control.

Additionally, the Compensation Committee may, without participant consent, determine that upon the occurrence of a change in control each or any award outstanding under the 2013 Plan immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) subject to the canceled award in (1) cash, (2) our stock or stock of a corporation or other business entity a party to the change in control or (3) other property that will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of our common stock in the change in control, reduced by the exercise or purchase price per share, if any, under such award.

35

Term, Termination and Amendment of the 2013 Plan

Unless earlier terminated by the Board, the 2013 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is most recently approved by stockholders. The Board may amend, suspend or terminate the 2013 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2013 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Code Section 162(m), we may be prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2013 Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total stockholder return and earnings per share criteria):

(1)	cash flow;

(2)	earnings per share, as adjusted for any stock split, stock dividend or other recapitalization;

(3)	earnings measures (including EBIT and EBITDA);

(4)	return on equity;

(5)	total stockholder return;

(6)	share price performance, as adjusted for any stock split, stock dividend or other recapitalization;

(7)	return on capital;

(8)	revenue;

(9)	income;

(10)	profit margin;

(11)	return on operating revenue;

36

(12)	brand recognition/acceptance;

(13)	customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms);

(14)	productivity;

(15)	expense targets;

(16)	market share;

(17)	cost control measures;

(18)	balance sheet metrics;

(19)	strategic initiatives;

(20)	implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;

(21)	return on assets;

(22)	growth in net sales;

(23)	the ratio of net sales to net working capital;

(24)	stockholder value added;

(25)	increase in market capitalization;

(26)	improvement in management of working capital items (inventory, accounts receivable or accounts payable);

(27)	sales from newly-introduced products;

(28)	successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions;

(29)	product quality, safety, productivity, yield or reliability (on time and complete orders);

(30)	funds from operations;

(31)	regulatory body approval for commercialization of a product;

(32)	debt levels or reduction or debt ratios;

(33)	economic value;

(34)	operating efficiency;

37

(35)	research and development achievements; or

(36)	any combination of the forgoing business criteria.

The Compensation Committee can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company- wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

In addition, compensation realized from the exercise of options and SARs granted under the 2013 Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2013 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or SARs for more than 2,000,000 shares in any calendar year or more than 2,000,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2013 Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $1.0 million for an annual incentive award and $1.0 million for all other cash-based awards.

Stockholders are being asked in this Proposal 2 to approve the foregoing material terms described under the heading “Performance-Based Compensation under Section 162(m)” for purposes of Code Section 162(m).

New Plan Benefits

A new plan benefits table for the 2013 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2013 Plan if the 2013 Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the 2013 Plan will be made at the Compensation Committee’s discretion, subject to the terms and conditions of the 2013 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2013 Plan are not determinable at this time.

38

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plans under which our equity securities are authorized for issuance to our employees and/or directors: the 2013 Equity Incentive Plan, the 2014 Non-Employee Equity Compensation Plan, the 2015 Employee Stock Purchase Plan and the 2015 Performance Share Unit Plan. Each of the foregoing equity compensation plans was approved by our stockholders. The following table presents information about these plans as of December 31, 2015.

Number of
securities
remaining
	Number of		Weighted		available for
	securities to be		average		future issuance
	issued upon		exercise price		under equity
	exercise of		of outstanding		compensation
	outstanding		options,		plans (excluding
	options, warrants		warrants and		securities
Plan Category	and rights		rights		outstanding)
Equity compensation plans approved by security holders	3,996,826	(1)	$4.73	(2)	354,586	(3)
Equity compensation plans not approved by security holders	997,599	(4)	$3.63	(2)	None
Total	4,994,425		$4.71	(2)	354,586

(1)	Includes 2,051,182 outstanding restricted stock units under plans approved by our security holders and 1,135,614 performance share units approved by our security holders.

(2)	Does not reflect restricted stock units included in the first column that do not have an exercise price.

(3)	Includes 185,827 shares of common stock available for future issuance under our 2013 Equity Incentive Plan and 136,808 shares of common stock available for future issuance under our 2014 Non-Employee Equity Compensation Plan.

(4)	Includes inducement option grants covering 25,979 and 15,979 shares of common stock still outstanding that were originally awarded on February 27, 2014 to Robert Griffin and Nicolaos Alexopoulos, respectively, in connection their appointment to our Board of Directors. The per share exercise price of the inducement options is $3.63 and they vest in four equal installments on each of March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014. Also includes an aggregate of 1,159,712 inducement RSU awards granted to 47 Company employees in connection with their hiring, less 92,295 in forfeitures and 111,776 in common share deliveries from the vesting of RSU awards. These inducement RSU awards convert into common stock on a one-for-one basis upon vesting and vest in four equal annual installments on first four anniversaries of the employee’s hire date.

39

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2013 Plan generally applicable to the Company and to participants in the 2013 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

40

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2013 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2013 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2013 Plan until all tax withholding obligations are satisfied.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented at the 2016 Annual Meeting, in person or by proxy, and voting on the Amendment and Restatement of the 2013 Plan is required to approve the Amendment and Restatement of the 2013 Plan and to approve the material terms of the 2013 Plan for Code Section 162(m) purposes.

Board Recommendation

The Board recommends that the stockholders vote FOR approval of the Amendment and Restatement of the 2013 Plan and FOR approval of the material terms of the 2013 Plan for Code Section 162(m) purposes.

41

PROPOSAL 3—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2014 NON-EMPLOYEE EQUITY COMPENSATION PLAN

Overview

We currently maintain the Energous Corporation 2014 Non-employee Equity Compensation Plan (the “Non-employee Plan”), which was originally approved by the Board of Directors and stockholders on March 6, 2014.

We are asking stockholders to approve the amendment and restatement of the Non-employee Plan, which was adopted by the Board of Directors on April 1, 2016, subject to stockholder approval, and which would, among other things:

•	increase the number of shares available for issuance by 350,000, from 250,000 shares currently to 600,000 shares;

•	add annual individual award limits for non-employee directors;

•	add a more robust clawback provision;

•	add a provision explicitly prohibiting the repricing of stock options or stock appreciation rights (“SARs”);

•	specifically prohibit the grant of discounted options or SAR;

•	remove provisions that were only intended to apply prior to the Company’s initial public offering; and

•	extend the expiration date of the plan to May 19, 2026, which is 10 years from the date of the most recent stockholder approval of the plan.

Under the Non-employee Plan, the Company has previously reserved 250,000 shares of common stock for issuance to non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time, in the form of nonqualified stock options (“NSOs”), SARs, restricted stock units (“RSUs”), restricted stock and other types of equity and cash incentive grants.

The Board of Directors and the Compensation Committee believe that the Non-employee Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified non-employee directors, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our non-employee directors, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

As of March 31, 2016, 69,939 shares of common stock remained reserved for issuance pursuant to awards under the Non-employee Plan.

42

In order to increase the pool of shares available for future equity award grants to continue to operate our compensation program in a manner consistent with past practices and to accommodate anticipated growth, the Board of Directors has adopted, subject to stockholder approval, the amendment and restatement of the Non-employee Plan, to add 350,000 shares of common stock to the pool of shares available for equity awards. We currently anticipate that if such amendment and restatement is approved, the number of shares reserved for awards under the Non-employee Plan will be sufficient to cover our equity awards for the next two to three years.

The amended and restated Non-employee Plan will become effective on May 19, 2016, the date of our 2016 Annual Meeting, if approved by our stockholders, and will remain in effect until May 19, 2026, unless terminated earlier by the Compensation Committee. If the amendment and restatement of the Non-employee Plan is not approved by our stockholders, the Company’s existing compensatory plans, including the current Non-employee Plan, will remain in effect in accordance with their terms and the Company may continue to make awards under such plans.

Corporate Governance Aspects of the Non-employee Plan

The Non-employee Plan, as proposed to be amended and restated, has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under any Company clawback policy and all applicable laws requiring the clawback of compensation.

•	Forfeiture upon Cause Termination. All plan awards held by a participant will be forfeited upon the participant’s termination for cause.

•	No Discounted Stock Options or SARs. Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•	No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a share, the Company will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

43

•	Multiple Award Types. The plan permits the issuance of nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards and other types of equity and cash grants, subject to the share limits of the Non-employee Plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or unearned performance shares under the Non-employee Plan.

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

Material Features of the Non-employee Plan, as Amended and Restated

The material terms of the Non-employee Plan, as proposed to be amended and restated, are summarized below. This summary of the Non-employee Plan is not intended to be a complete description of the Non-employee Plan, as proposed to be amended and restated, and is qualified in its entirety by the actual text of the Non-employee Plan, as amended and restated, which is attached as Appendix B to this proxy statement. The proposed changes to the Non-employee Plan as a result of its amendment and restatement are set forth in Appendix B.

Eligibility

Awards may be granted under the Non-employee Plan to non-employee directors, consultants and advisors of the Company and its affiliates. As of March 31, 2016, approximately four individuals were eligible to receive awards under the Non-employee Plan.

Administration

The Non-employee Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the Non-employee Plan is 600,000 shares, representing approximately 3% of the fully diluted Company common stock outstanding as of March 31, 2016. The shares of common stock issuable under the Non-employee Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the Non-employee Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the Non-employee Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the Non-employee Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

44

Awards to Non-employee Directors

The maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $300,000 for each non-employee director other than the Chair of the Board. However, awards granted to non-employee directors upon their initial election to the Board or the board of directors of an affiliate will not be counted towards this limit. Any awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata for purposes of the foregoing limit based on the number of years over which such awards are scheduled to vest.

Adjustments

Subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the Non-employee Plan and to any outstanding awards, and in the option exercise price, SAR exercise price or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the Non-employee Plan.

If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Compensation Committee may unilaterally amend outstanding awards under the Non-employee Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Compensation Committee. The Compensation Committee may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

Types of Awards

The Non-employee Plan permits the granting of any or all of the following types of awards:

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may only grant nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

45

•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Non-employee Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the Non-employee Plan and any other terms and conditions determined by the Compensation Committee.

•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period of at least one year. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Non-employee Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

46

Forfeitures

The grant of any award under the Non-employee Plan may be contingent upon the participant executing the appropriate award agreement. The Company may retain the right in an award agreement to cause a forfeiture of the gain realized by a participant on account of actions taken by the participant in violation or breach of or in conflict with any service agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate or any confidentiality obligation with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in the award agreement applicable to the participant. Furthermore, the Company may annul an award if the participant is terminated for cause.

Clawback

All awards, amounts or benefits received or outstanding under the Non-employee Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A participant’s acceptance of an award under the Non-employee Plan will be deemed to constitute the participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the participant, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a “change in control” (as defined in the Non-employee Plan), outstanding awards under the Non-employee Plan will remain the Company’s obligation or be assumed by the surviving or acquiring entity, and there will be automatically substituted for our shares then subject to awards the consideration payable with respect to our outstanding shares in connection with the change in control. However, if such consideration is not solely common stock of the acquiror, the Compensation Committee may, with the consent of the acquiror, provide for the consideration to be received upon the exercise or settlement of awards, for each share subject to the award, to consist solely of common stock of the acquiror equal in fair market value to the per share consideration received by our stockholders pursuant to the change in control. If any portion of the consideration may be received by our stockholders pursuant to the change in control on a contingent or delayed basis, the Compensation Committee may determine such fair market value per share as of the time of the change in control on the basis of the Compensation Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any award that is not assumed or continued by the acquiror in connection with the change in control nor exercised or settled as of the change in control will terminate and cease to be outstanding effective as of the time of the change in control.

47

Additionally, the Compensation Committee may, without participant consent, determine that upon the occurrence of a change in control each or any award outstanding under the Non-employee Plan immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) subject to the canceled award in (1) cash, (2) our stock or stock of a corporation or other business entity a party to the change in control or (3) other property that will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of our common stock in the change in control, reduced by the exercise or purchase price per share, if any, under such award.

Term, Termination and Amendment of the Non-employee Plan

Unless earlier terminated by the Board, the Non-employee Plan will terminate, and no further awards may be granted, 10 years after the date on which it is most recently approved by stockholders. The Board may amend, suspend or terminate the Non-employee Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the Non-employee Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the Non-employee Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Non-employee Plan if the Non-employee Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the Non-employee Plan will be made at the Compensation Committee’s discretion, subject to the terms and conditions of the Non-employee Plan. Therefore, the benefits and amounts that will be received or allocated under the Non-employee Plan are not determinable at this time.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Non-employee Plan generally applicable to the Company and to participants in the Non-employee Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

48

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option. Special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the Non-employee Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Non-employee Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Non-employee Plan until all tax withholding obligations are satisfied.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present or represented at the 2016 Annual Meeting, in person or by proxy, and voting on the amendment and restatement of the Non-employee Plan is required to approve the amended and restated Non-employee Plan.

49

Board Recommendation

The Board recommends that the stockholders vote FOR approval of the amendment and restatement of the Non-employee Plan.

50

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016. We are presenting this selection to our stockholders for ratification at the annual meeting.

Marcum audited our financial statements for 2015. A representative of Marcum is not expected to be present at the 2016 Annual Meeting.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented at the 2016 Annual Meeting, in person or by proxy, and voting on such ratification. If our stockholders fail to ratify the selection of Marcum as the independent registered public accounting firm for 2016, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Board Recommendation

The Board recommends that the stockholders vote FOR ratification of the appointment of Marcum as our independent registered public accounting firm for 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements which are described in “Compensation And Other Information Concerning Directors And Officers” beginning on page 21 and as described below, in 2015 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

During the fiscal year ended December 31, 2015, we paid a total of $150,661 to Financial Consulting Strategies LLC (“FCS”). Our former Interim Chief Financial Officer, Howard Yeaton, is the founder and managing partner of FCS. The amount paid to FCS during 2015 consisted of $61,848 for Mr. Yeaton’s services as our Interim Chief Financial Officer and $88,813 for other financial advisory and accounting services provided by FCS.

In February 2014, our Board of Directors adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Corporate Governance and Nominating Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Corporate Governance and Nominating Committee is not feasible, the Corporate Governance and Nominating Committee shall consider the related person transaction and, if the Corporate Governance and Nominating Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

51

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed or expected to be billed by Marcum for 2015 for audit and non-audit services, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	2015	2014
Audit Fees (1)	$162,731	$187,976
Audit-Related Fees (2)	11,639	-
Tax Fees	-	-
All Other Fees	-	-
Total	$174,370	$187,976

(1)	Audit fees include fees for professional services rendered for the audit of our annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees include fees for additional accounting consultations related to revenue recognition and the Company’s Employee Stock Purchase Plan.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy that requires that all services to be provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. All audit and permitted non-audit services provided by Marcum during 2015 were pre-approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of the copies of the reports that we received and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during 2015, except that Stephen R. Rizzone filed a late Form 4 with respect to an open market purchase and Cesar Johnston filed a late Form 4 with respect to the vesting of restricted stock units.

52

OTHER BUSINESS

 The Board of Directors knows of no business that will be presented for consideration at the 2016 Annual Meeting other than those items stated above. If any other business should come before the 2016 Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2016

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2015 is available without charge upon written request to: Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134.

53

Appendix A

ENERGOUS CORPORATION

2013 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED __________, 2016)

Energous Corporation sets forth herein the terms and conditions of its 2013 Equity Incentive Plan (as Amended and Restated __________, 2016), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key employees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. “Acquiror” shall have the meaning set forth in Section 15.2.

2.2. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.3. “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Committee.

2.4. “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

2.5. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.6. “Board” means the Board of Directors of the Company.

2.7. “Business Combination” shall have the meaning set forth in Section 15.2.

A-1

2.8. “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.9. “Change in Control” shall have the meaning set forth in Section 15.2.

2.10. “Code” means the Internal Revenue Code of 1986.

2.11. “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.12. “Company” means Energous Corporation, a Delaware Corporation, or any successor corporation.

2.13. “Common Stock” means the common stock of the Company.

2.14. “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

2.15. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.

2.16. “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

2.17. “Effective Date” means [_____], 2016, the date the Plan was most recently approved by the Stockholders.

2.18. “Exchange Act” means the Securities Exchange Act of 1934.

2.19. “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Committee.

A-2

2.20. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.21. “Grant Date” means the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Committee in the Award Agreement.

2.22. “Grantee” means a person who receives or holds an Award.

2.23. “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.24. “Incumbent Directors” shall have the meaning set forth in Section 15.2.

2.25. “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.26. “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27. “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.28. “Option Price” means the exercise price for each Share subject to an Option.

2.29. “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

2.30. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of at least one year established by the Committee, and includes an Annual Incentive Award.

2.31. “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.32. “Plan” means this Energous Corporation 2013 Equity Incentive Plan.

2.33. “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

2.34. “Restricted Period” shall have the meaning set forth in Section 10.1.

2.35. “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

A-3

2.36. “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares or their cash equivalent subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.37. “SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 9.

2.38. “SEC” means the United States Securities and Exchange Commission.

2.39. “Section 162(m)” means Code Section 162(m).

2.40. “Section 409A” means Code Section 409A.

2.41. “Securities Act” means the Securities Act of 1933.

2.42. “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.43. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.44. “Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

2.45. “Share” means a share of Common Stock.

2.46. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.47. “Stockholder” means a stockholder of the Company.

2.48. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.49. “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.50. “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.51. “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

2.52. “Voting Securities” shall have the meaning set forth in Section 15.2.

A-4

3.	ADMINISTRATION OF THE PLAN

3.1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Committee shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Committee delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

A-5

3.2. No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3. Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4. Deferral Arrangement

The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5. No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6. Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

A-6

4.	STOCK SUBJECT TO THE PLAN

4.1. Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be issued under the Plan is 4,485,967. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

4.2. Share Counting

4.2.1. General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2. Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3. Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4. Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5. Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

4.3. Award Limits

4.3.1. Incentive Stock Options

Subject to adjustment under Section 15, 4,485,967 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2. Individual Award Limits for Section 162(m) – Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 2,000,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 2,000,000 Shares.

4.3.3. Individual Award Limits for Section 162(m) – Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $1.0 million; and (ii) all other cash-based Performance Awards: $1.0 million.

A-7

4.3.4. Limits on Awards to Non-Employee Directors

The maximum value of Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the calendar year and the value of awards granted to the Non-Employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $300,000 for each Non-Employee Director other than the Chair of the Board; provided, however, that awards granted to Non-Employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4. Any Awards or other equity compensation plan awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata (based on grant date fair value as provided above) for purposes of the limit under this Section 4.3.4 based on the number of years over which such awards are scheduled to vest.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Committee may determine and designate from time to time.

6.2. Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

A-8

6.3. Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Committee shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Committee may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price

The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2. Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3. Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4. Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

A-9

8.5. Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6. Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7. Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

8.8. Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee is an employee of the Company or any Subsidiary, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2. Other Terms

The Committee shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

A-10

9.3. Term of SARs

The term of a SAR shall be determined by the Committee; provided, however, that such term shall not exceed 10 years.

9.4. Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Committee) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1. Restrictions

At the time of grant, the Committee may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2. Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3. Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

10.4. Rights of Holders of RSUs

10.4.1. Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

A-11

10.4.2. Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

10.4.3. Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5. Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Committee, in consideration for past Services rendered.

10.6. Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1. General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2. Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3. Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

A-12

11.4. Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1. Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2. Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

12.2.1. Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

A-13

12.2.2. Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

12.2.3. Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4. Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

12.3. Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) as required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4. Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

A-14

13.         other SHARE-based awards

13.1. Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2. Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.         REQUIREMENTS OF LAW

14.1. General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Committee determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2. Section 25102(o) of the California Corporations Code.

The Plan is intended to comply with Section 25102(o) of the California Corporations Code. In that regard, to the extent required by Section 25102(o), (i) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o), and (ii) any repurchase right of the Company with respect to Shares issued under the Plan shall include a minimum 90-day notice requirement. Any provision of the Plan that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company, be reformed to comply with the requirements of Section 25102(o).

A-15

14.3. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.         EFFECT OF CHANGES IN CAPITALIZATION

15.1. Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Committee pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

15.2. Change in Control

15.2.1. Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following in connection with a Change in Control:

(i)          Accelerated Vesting. The Committee may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

A-16

(ii)         Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2, if so determined by the Committee, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii)        Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2 for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

15.2.2. Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)          The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

A-17

(ii)         A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)        A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)        During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3. Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Committee. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.         No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.         TERMS APPLICABLE GENERALLY TO AWARDS

17.1. Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

A-18

17.2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Committee, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4. Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

17.6. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

A-19

17.7. Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

17.8. Separation from Service

The Committee shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9. Transferability of Awards

17.9.1. Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2. Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10. Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders, as determined by the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

A-20

17.11. Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

The Plan was originally approved by the Board and the Stockholders in December 2013. An amendment of the Plan was subsequently approved by the Board and the Stockholders in March 2014. This amended and restated version of the Plan was approved by the Board on April 1, 2016 and by the Stockholders on __________, 2016.

A-21

Appendix B

ENERGOUS CORPORATION

2014 NON-EMPLOYEE EQUITY COMPENSATION PLAN

(AS AMENDED AND RESTATED __________, 2016)

Energous Corporation sets forth herein the terms and conditions of its 2014 Non-employee Equity Compensation Plan (as Amended and Restated __________, 2016), as follows:

18.         PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified Non-Employee Directors and Consultants, and to motivate such Non-Employee Directors and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan shall be non-qualified stock options.

19.         DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

19.1. “Acquiror” shall have the meaning set forth in Section 15.2.

19.2. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

19.3. “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

19.4. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

19.5. “Board” means the Board of Directors of the Company.

19.6. “Business Combination” shall have the meaning set forth in Section 15.2.

19.7. “Change in Control” shall have the meaning set forth in Section 15.2.

19.8. “Code” means the Internal Revenue Code of 1986.

19.9. “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

B-1

19.10. “Company” means Energous Corporation, a Delaware Corporation, or any successor corporation.

19.11. “Common Stock” means the common stock of the Company.

19.12. “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

19.13. “Effective Date” means [____], 2016, the date the Plan was most recently approved by the Stockholders.

19.14. “Exchange Act” means the Securities Exchange Act of 1934.

19.15. “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Committee.

19.16. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

19.17. “Grant Date” means the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Committee in the Award Agreement.

19.18. “Grantee” means a person who receives or holds an Award.

19.19. “Incumbent Directors” shall have the meaning set forth in Section 15.2.

19.20. “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

19.21. “Option” means an option to purchase one or more Shares pursuant to the Plan.

19.22. “Option Price” means the exercise price for each Share subject to an Option.

19.23. “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

B-2

19.24. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of at least one year established by the Committee.

19.25. “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

19.26. “Plan” means this Energous Corporation 2014 Non-employee Equity Compensation Plan.

19.27. “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

19.28. “Restricted Period” shall have the meaning set forth in Section 10.1.

19.29. “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

19.30. “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares or their cash equivalent subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

19.31. “SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 9.

19.32. “SEC” means the United States Securities and Exchange Commission.

19.33. “Section 409A” means Code Section 409A.

19.34. “Securities Act” means the Securities Act of 1933.

19.35. “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

19.36. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

19.37. “Service Provider” means a Non-Employee Director or Consultant of the Company or an Affiliate.

19.38. “Share” means a share of Common Stock.

19.39. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

19.40. “Stockholder” means a stockholder of the Company.

19.41. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

B-3

19.42. “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

19.43. “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

19.44. “Voting Securities” shall have the meaning set forth in Section 15.2.

20.         ADMINISTRATION OF THE PLAN

20.1. General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Committee shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)          designate Grantees;

(ii)         determine the type or types of Awards to be made to Grantees;

(iii)        determine the number of Shares to be subject to an Award;

(iv)        establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto);

(v)         prescribe the form of each Award Agreement; and

(vi)        amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Committee delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

B-4

20.2. No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

20.3. Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any service agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

20.4. Deferral Arrangement

The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

20.5. No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

B-5

20.6. Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

21.         STOCK SUBJECT TO THE PLAN

21.1. Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be issued under the Plan is 600,000. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

21.2. Share Counting

21.2.1. General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

21.2.2. Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

21.2.3. Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

21.2.4. Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

21.2.5. Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

21.3. Limits on Awards to Non-Employee Directors

The maximum value of Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the calendar year and the value of awards granted to the Non-Employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $300,000 for each Non-Employee Director other than the Chair of the Board; provided, however, that Awards granted to Non-Employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4. Any Awards or other equity compensation plan awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata (based on grant date fair value as provided above) for purposes of the limit under this Section 4.3.4 based on the number of years over which such awards are scheduled to vest.

B-6

22.         EFFECTIVE DATE, DURATION AND AMENDMENTS

22.1. Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

22.2. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

23.         AWARD ELIGIBILITY AND LIMITATIONS

23.1. Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Committee may determine and designate from time to time.

23.2. Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

23.3. Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Committee shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Committee may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

B-7

24.         AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan.

25.         TERMS AND CONDITIONS OF OPTIONS

25.1. Option Price

The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

25.2. Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

25.3. Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement.

25.4. Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

25.5. Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

25.6. Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

B-8

25.7. Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

26.         TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

26.1. Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

26.2. Other Terms

The Committee shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

26.3. Term of SARs

The term of a SAR shall be determined by the Committee; provided, however, that such term shall not exceed 10 years.

26.4. Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Committee) in an amount determined by multiplying:

(i)          the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)         the number of Shares with respect to which the SAR is exercised.

27.         TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

27.1. Restrictions

At the time of grant, the Committee may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

B-9

27.2. Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

27.3. Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

27.4. Rights of Holders of RSUs

27.4.1. Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

27.4.2. Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

27.4.3. Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

27.5. Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Committee, in consideration for past Services rendered.

27.6. Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

B-10

28.         FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

28.1. General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

28.2. Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender.

28.3. Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

28.4. Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

29.         TERMS AND CONDITIONS OF PERFORMANCE AWARDS

29.1. Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

29.2. Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

30.         other SHARE-based awards

30.1. Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Subject to the provisions of the Plan, the Committee shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

B-11

30.2. Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

31.         REQUIREMENTS OF LAW

31.1. General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Committee determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

31.2. Section 25102(o) of the California Corporations Code.

The Plan is intended to comply with Section 25102(o) of the California Corporations Code. In that regard, to the extent required by Section 25102(o), (i) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o), and (ii) any repurchase right of the Company with respect to Shares issued under the Plan shall include a minimum 90-day notice requirement. Any provision of the Plan that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company, be reformed to comply with the requirements of Section 25102(o).

31.3. Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

B-12

32.         EFFECT OF CHANGES IN CAPITALIZATION

32.1. Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Committee pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

32.2. Change in Control

32.2.1. Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following in connection with a Change in Control:

(i)          Accelerated Vesting. The Committee may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

B-13

(ii)         Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2, if so determined by the Committee, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii)        Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2 for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

32.2.2. Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)          The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)          A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

B-14

(iii)         A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)         During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

32.3. Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Committee. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

33.         No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

34.         TERMS APPLICABLE GENERALLY TO AWARDS

34.1. Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

34.2. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

B-15

34.3. Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Committee, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

34.4. Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

34.5. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

34.6. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

34.7. Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

B-16

34.8. Separation from Service

The Committee shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

34.9. Transferability of Awards

34.9.1. Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

34.9.2. Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

34.10. Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders, as determined by the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

B-17

34.11. Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

The Plan was originally approved by the Board and the Stockholders on March 6, 2014. This amended and restated version of the Plan was approved by the Board on April 1, 2016 and by the Stockholders on _________, 2016.

B-18

energous

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Stephen R. Rizzone 02 Michael Leabman 03 Martin Cooper 04 John R. Gaulding 05 Robert J. Griffin
06 Rex S. Jackson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000286219_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com

ENERGOUS CORPORATION
Proxy for Annual Meeting of Stockholders
May 19, 2016 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints John R. Gaulding and Stephen R. Rizzone, and each of them, with the power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Common Stock of Energous Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Energous Corporation to be held May 19, 2016 at 11:00 a.m. local time, at the Company's offices located at 3590 North First Street, Suite 210, San Jose, CA 95134 or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000286219_2 R1.0.1.25